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                              BLACKROCK FUNDS/SM/

                          EQUITY AND BOND PORTFOLIOS

            INVESTOR, SERVICE, INSTITUTIONAL AND BLACKROCK CLASSES

               SUPPLEMENT TO PROSPECTUSES DATED JANUARY 28, 2003

BLACKROCK LARGE CAP VALUE EQUITY PORTFOLIO, BLACKROCK LARGE CAP GROWTH EQUITY PORTFOLIO, BLACKROCK GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO, BLACKROCK SELECT EQUITY PORTFOLIO, BLACKROCK INDEX EQUITY PORTFOLIO, BLACKROCK BALANCED PORTFOLIO, BLACKROCK U.S. OPPORTUNITIES PORTFOLIO, BLACKROCK CORE EQUITY PORTFOLIO, BLACKROCK HIGH YIELD BOND PORTFOLIO AND BLACKROCK INTERNATIONAL BOND PORTFOLIO

   Effective January 28, 2004, each of the BlackRock Large Cap Value Equity Portfolio, BlackRock Large Cap Growth Equity Portfolio, BlackRock Global Science & Technology Opportunities Portfolio, BlackRock Select Equity Portfolio, BlackRock Index Equity Portfolio, BlackRock Balanced Portfolio, BlackRock U.S. Opportunities Portfolio and BlackRock Core Equity Portfolio (collectively, the "Equity Portfolios") will assess and retain a fee of 2% of the current NAV of shares being redeemed or exchanged within 90 days of purchase (other than those acquired through reinvestment of dividends or other distributions). Effective January 28, 2004, each of the BlackRock High Yield Bond Portfolio and BlackRock International Bond Portfolio (together, the "Bond Portfolios" and, together with the Equity Portfolios, the "Portfolios") will assess and retain a fee of 2% of the current NAV of shares being redeemed or exchanged within 30 days of purchase (other than those acquired through reinvestment of dividends or other distributions). This fee applies only to shares of the Portfolios purchased on or after January 28, 2004, and is for the benefit of the remaining shareholders. The fee is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The redemption fee will not be assessed on redemptions or exchanges by (i) accounts managed by PNC Advisors, (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by BlackRock Funds, (iii) accounts of certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption fee to underlying shareholders, (iv) accounts in the event of shareholder death or disability and (v) certain other accounts in the absolute discretion of BlackRock Funds when a shareholder can demonstrate hardship.

BLACKROCK SMALL CAP CORE EQUITY PORTFOLIO

The section "Fund Management" has been amended to read in its entirety as follows:

   The fund is lead managed by Kate O'Connor, Director and investment manager at BlackRock since December 2001, and co-managed by Neil Wagner, Director and investment manager at BlackRock since April 2002. Prior to joining BlackRock in 2001, Ms. O'Connor was an equity analyst of mid and small cap growth and value products at Independence Investment LLC from 2000 to 2001, a principal at Boston Partners Asset Management L.P. from 1997 to 2000 and previously an equity analyst at Morgan Stanley Dean Witter. Prior to joining BlackRock in 2002, Mr. Wagner was a portfolio manager at Massachusetts Financial Services (MFS) since 1998. Prior to that he was a senior research analyst at DFS Advisors LLC from 1997 to 1998 and an associate at Berkshire Partners from 1995 to 1997. Kate O'Connor has been a member of the team managing the fund since its inception, and Neil Wagner since May of 2002.

This Supplement is dated December 2, 2003.